Paradigm Funds Overview

Performance As Of June 26, 2008

Paradigm Value Fund (PVFAX) ★★★★★ **Category: *Small-Cap Value***

The Value Fund is focused on identifying undervalued equities in the relatively inefficient small-cap and microcap range. Median market capitalization is $1 billion, giving investors true small-cap exposure.

Annualized Performance	1 year	3 year	5 year	Since Inception (1/1/2003)	
Paradigm Value Fund (PVFAX)	-10.91	9.31	18.86	21.61	
Russell 2000 Value®	-19.32	2.69	10.44	12.62	
Performance Return Summary	YTD 2008*	2007	2006	2005	2004
Paradigm Value Fund (PVFAX)	-8.00	5.03	19.19	19.60	32.09
Russell 2000 Value®	-7.82	-9.78	23.48	4.71	22.25

Paradigm Select Fund (PFSLX) ★★★★ **Category: *Mid-Cap Blend***

The Select Fund uses a "SMid-cap" approach, targeting companies with market capitalizations between $500 million and $5 billion. Approximately 80% of the holdings are intended to be consistent cash generators that may not have attracted much Wall Street attention for a variety of reasons, and the remaining 20% are special situations which we believe have the potential for significant outperformance.

Annualized Performance	1 year	3 year	Since Inception (1/1/2005)	
Paradigm Select Fund (PFSLX)	-11.77	7.76	7.93	
Russell 2500®	-12.45	5.80	4.93	
Performance Return Summary	YTD 2008*	2007	2006	2005
Paradigm Select Fund (PFSLX)	-9.35	5.57	21.67	12.06
Russell 2500®	-7.11	1.38	16.16	8.11

For more information, please contact Gordon Sacks, Vice President
(518) 431-3261 or gsacks@paradigmcapital.com
www.paradigmcapital.com

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-800-239-0732. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling the transfer agent at 1-800-239-0732. The prospectus should be read carefully before investing. The Russell 2000® Value Index is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks whose composition is different from the Fund (C) The Russell 2500 includes the 2500 smallest companies in the Russell 3000 Index. For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 5/31/08 the number of funds in the Small Value category tracked by Morningstar was 327 for the 3 year period and Overall Ranking, and 263 for the 5 year period. As of 5/31/08 Paradigm Value Fund did not have 10 year rating. As of 5/31/08 the number of funds in the Mid-Cap Blend category tracked by Morningstar was 402 for the 3 year period and Overall Ranking. As of 5/31/08 Paradigm Select Fund did not have 5 or 10 year rating.